UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2015

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Road Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee (the “Audit Committee”) of the Board of Directors of Career Education Corporation (the “Company”) has completed a competitive selection process for an audit firm to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015. As a result of this process, on September 4, 2015, the Audit Committee approved the dismissal of Ernst & Young LLP (“EY”) from that role, effective immediately.

The reports of EY on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through September 4, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years. Also during this time, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested EY to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 8, 2015 is filed as Exhibit 16.1 to this Form 8-K.

(b) On September 4, 2015, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, effective immediately. During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through September 4, 2015, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

16.1	Letter of Ernst & Young LLP dated September 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ David Rawden
David Rawden
Interim Chief Financial Officer

Date: September 8, 2015

Exhibit Index

Exhibit Number	Description of Exhibits

16.1	Letter of Ernst & Young LLP dated September 8, 2015

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